EXHIBIT 99.05

CHAPTER 38.  TREATMENT OF DELAWARE

STATUTORY TRUSTS

Delaware Statutory Trust Act, as amended and in effect on August 1, 2004

§ 3801.   Definitions.

(a)                                  “Statutory trust” means an unincorporated association which (i) is created by a governing instrument under which property is or will be held, managed, administered, controlled, invested, reinvested and/or operated, or business or professional activities for profit are carried on or will be carried on, by a trustee or trustees or as otherwise provided in the governing instrument for the benefit of such person or persons as are or may become beneficial owners or as otherwise provided in the governing instrument, including but not limited to a trust of the type known at common law as a “business trust,” or “Massachusetts trust,” or a trust qualifying as a real estate investment trust under  § 856 et seq., of the United States Internal Revenue Code of 1986 [26 U.S.C. § 856 et seq.], as amended, or under any successor provision, or a trust qualifying as a real estate mortgage investment conduit under § 860D of the United States Internal Revenue Code of 1986 [26 U.S.C. § 860D], as amended, or under any successor provision, and (ii) files a certificate of trust pursuant to § 3810 of this title.  Any such association heretofore or hereafter organized shall be a statutory trust and a separate legal entity.  The term “statutory trust” shall be deemed to include each trust formed under Chapter 38, Title 12 of the Delaware Code prior to September 1, 2002 as a “business trust” (as such term was then defined in section 3801(a) of Chapter 38, Title 12 of the Delaware Code).  Neither use of the designation “business trust” nor a statement in a certificate of trust or governing instrument executed prior to September 1, 2002, to the effect that the trust formed thereby is or will qualify as a Delaware business trust within the meaning of or pursuant to Chapter 38, Title 12 of the Delaware Code, shall create a presumption or an inference that the trust so formed is a “business trust” for purposes of Title 11 of the United States Code.

A statutory trust may be organized to carry on any lawful business or activity, whether or not conducted for profit, and/or for any of the purposes referred to in clause (i) of this subsection (a) (including, without limitation, for the purpose of holding or otherwise taking title to property, whether in an active or custodial capacity).

(b)                                 “Beneficial owner” means any owner of a beneficial interest in a statutory trust, the fact of ownership to be determined and evidenced (whether by means of registration, the issuance of certificates or otherwise) in conformity to the applicable provisions of the governing instrument of the statutory trust.

(c)                                  “Trustee” means the person or persons appointed as a trustee in accordance with the governing instrument of a statutory trust, and may include the beneficial owners or any of them.

(d)                                 “Person” means a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or foreign statutory trust.

(e)                                  “Other business entity” means a corporation, a partnership (whether general or limited), a limited liability company, a common-law trust, a foreign statutory trust or any other unincorporated business, excluding a statutory trust.

(f)                                    “Governing instrument” means any instrument (whether referred to as a trust agreement, declaration of trust or otherwise) which creates a statutory trust or provides for the governance of the affairs of the statutory trust and the conduct of its business.   A governing instrument:

(1)                                  may provide that a person shall become a beneficial owner or a trustee and shall become bound by the governing instrument if such person (or, in the case of a beneficial owner,  a representative authorized by such person orally, in writing or by other action such as payment for a beneficial interest) complies with the conditions for becoming a beneficial owner or a trustee set forth in the governing instrument or any other writing and, in the case of a beneficial owner, acquires a beneficial interest;

(2)                                  may consist of one or more agreements, instruments or other writings and may include or incorporate by-laws containing provisions relating to the business of the statutory trust, the conduct of its affairs and its rights or powers or the rights or powers of its trustees, beneficial owners, agents or employees; and

(3)                                  may contain any provision that is not inconsistent with law or with the information contained in the certificate of trust.

A statutory trust is not required to execute its governing instrument.  A statutory trust is bound by its governing instrument whether or not the statutory trust executes the governing instrument.

(g)                                 “Foreign statutory trust” means a business trust or statutory trust formed under the laws of any state or under the laws of any foreign country or other foreign jurisdiction and denominated as such under the laws of such state or foreign country or other foreign jurisdiction.

(h)                                 “Independent Trustee” means, solely with respect to a statutory trust that is registered as an investment company under the Investment Company Act of 1940, as amended (15 U.S.C. §80a-1 et seq.), or any successor statute thereto (the “1940 Act”), any trustee who is not an “interested person” (as such term is defined below) of the statutory trust; provided that the receipt of compensation for service as an independent trustee of the statutory trust and also for service as an independent trustee of one or more other investment companies managed by a single investment adviser (or an “affiliated person” (as such term is defined below) of such investment adviser) shall not affect the status of a trustee as an independent trustee under this Chapter.  An independent trustee as defined hereunder shall be deemed to be independent and disinterested for all purposes.  For purposes of this definition, the terms “affiliated person” and “interested person” have the meanings set forth in the 1940 Act or any rule adopted thereunder.

§ 3802.   Contributions by beneficial owners.

(a)                                  A contribution of a beneficial owner to the statutory trust may be in cash, property or services rendered, or a promissory note or other obligation to contribute cash or property or to perform services; provided, however, that a person may become a beneficial owner of a statutory trust and may receive a beneficial interest in a statutory trust without making a contribution or being obligated to make a contribution to the statutory trust.

(b)                                 Except as provided in the governing instrument, a beneficial owner is obligated to the statutory trust to perform any promise to contribute cash, property or to perform services, even if the beneficial owner is unable to perform because of death, disability or any other reason.  If a beneficial owner does not make the required contribution of property or services the beneficial owner is obligated at the option of the statutory trust to contribute cash equal to that portion of the agreed value (as stated in the records of the statutory trust) of the contribution that has not been made.  The foregoing option shall be in addition to, and not in lieu of, any other rights, including the right to specific performance, that the statutory trust may have against such beneficial owner under the governing instrument of applicable law.

(c)                                  A governing instrument may provide that the interest of any beneficial owner who fails to make any contribution that he is obligated to make shall be subject to specific penalties for, or specified consequences of, such failure.  Such penalty or consequence may take the form of reducing or eliminating the defaulting beneficial owner’s proportionate interest in the statutory trust, subordinating his beneficial interest to that of nondefaulting beneficial owners, a forced sale of his beneficial interest, forfeiture of his beneficial interest, the lending by other beneficial owners of the amount necessary to meet his commitment, a fixing of the value of his beneficial interest by appraisal or by formula and redemption or sale of his beneficial interest at such value, or any other penalty or consequence.

§ 3803.   Liability of beneficial owners and trustees.

(a)                                  Except to the extent otherwise provided in the governing instrument of the statutory trust, the beneficial owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

(b)                                 Except to the extent otherwise provided in the governing instrument of a statutory trust, a trustee, when acting in such capacity, shall not be personally liable to any person other than the statutory trust or a beneficial owner for any act, omission or obligation of the statutory trust or any trustee thereof.

(c)                                  Except to the extent otherwise provided in the governing instrument of a statutory trust, an officer, employee, manager or other person acting pursuant to § 3806(b)(7), when acting in such capacity, shall not be personally liable to any person other than the statutory trust or a beneficial owner for any act, omission or obligation of the statutory trust or any trustee thereof.

(d)                                 No obligation of a beneficial owner or trustee of a statutory trust to the statutory trust arising under the governing instrument or a separate agreement in writing, and no note, instrument or other writhing evidencing any such obligation of a beneficial owner or trustee, shall be subject to the defense of usury, and no beneficial owner or trustee shall interpose the defense of usury with respect to any such obligation in any action.

§ 3804.   Legal proceedings.

(a)                                  A statutory trust may sue and be sued, and service of process upon 1 of the trustees shall be sufficient.  In furtherance of the foregoing, a statutory trust may be sued for debts and other obligations or liabilities contracted or incurred by the trustees, or by the duly authorized agents of such trustees, in the performance of their respective duties under the governing instrument of the statutory trust, and for any damages to persons or property resulting from the negligence of such trustees or agents acting in the performance of such respective duties.  The property of a statutory trust shall be subject to attachment and execution as if it were a corporation, subject to § 3502 of Title 10.  Notwithstanding the foregoing provisions of this § 3804, in the event that the governing instrument of a statutory trust, including a statutory trust which is a registered investment company under the Investment Company Act of 1940, as amended (15 U.S.C. §§ 80a-1 et seq.), creates one or more series as provided in § 3806(b)(2), and if separate and distinct records are maintained for any such series and the assets associated with any such series are held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the other assets of the statutory trust, or any other series thereof, and if the governing instrument so provides, and notice of the limitation on liabilities of a series as referenced in this sentence is set forth in the certificate of trust of the statutory trust, then the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the statutory trust generally or any other series thereof, and, unless otherwise provided in the governing instrument, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the statutory trust generally or any other series thereof shall be enforceable against the assets of such series.

(b)                                 A trustee of a statutory trust may be served with process in the manner prescribed in subsection (c) of this section in all civil actions or proceedings brought in the State of Delaware involving or relating to the activities of the statutory trust or a violation by a trustee of a duty to the statutory trust, or any beneficial owner, whether or not the trustee is a trustee at the time suit is commenced.  Every resident or nonresident of the State of Delaware who accepts election or appointment or serves as a trustee of a statutory trust shall, by such acceptance or service, be deemed thereby to have consented to the appointment of the Delaware trustee or registered agent of such statutory trust required by § 3807 of this title (or, if there is none, the Secretary of State) as such person’s agent upon whom service of process may be made as provided in this section.  Such acceptance or service shall signify the consent of such trustee that any process when so served shall be of the same legal force and validity as if served upon such trustee within the State of Delaware and such appointment of such Delaware trustee or registered agent (or, if there is none, the Secretary of State) shall be irrevocable.

(c)                                  Service of process shall be effected by serving the Delaware trustee or registered agent of such statutory trust required by § 3807 of this title (or, if there is none, the Secretary of State) with 1 copy of such process in the manner provided by law for service of writs of summons.  In the event service is made under this subsection upon the Secretary of State, the plaintiff shall pay to the Secretary of State the sum of $50 for the use of the State of Delaware, which sum shall be taxed as part of the costs of the proceeding if the plaintiff shall prevail therein.  In addition, the Prothonotary or the Register in Chancery of the court in which the civil action or proceeding is pending shall, within 7 days of such service, deposit in the United States mails, by registered mail, postage prepaid, true and attested copies of the process, together with a statement that service is being made pursuant to this section, addressed to the defendant at his address last known to and furnished by the party desiring to make such service.

(d)                                 In any action in which any such trustee has been served with process as hereinafter provided, the time in which a defendant shall be required to appear and file a responsive pleading shall be computed from the date of mailing by the Prothonotary or the Register in Chancery as provided in subsection (c) of this section; provided, however, the court in which such action has been commenced may order such continuance or continuances as may be necessary to afford such trustee reasonable opportunity to defend the action.

(e)                                  In the governing instrument of the statutory trust or other writing, a trustee or beneficial owner or other person may consent to be subject to the non-exclusive jurisdiction of the courts of, or arbitration in, a specified jurisdiction, or the exclusive jurisdiction of the courts of the State, or the exclusivity of arbitration in a specified jurisdiction or the State, and to be served with legal process in the manner prescribed in such governing instrument of the statutory trust or other writing.  Except by agreeing to arbitrate any arbitrable matter in a specified jurisdiction or in the State, a beneficial owner who is not a trustee may not waive its right to maintain a legal action or proceeding in the courts of the State with respect to matters relating to the organization or internal affairs of a statutory trust.

(f)                                    Nothing herein contained limits or affects the right to serve process in any other manner now or hereafter provided by law.  This section is an extension of and not a limitation upon the right otherwise existing of service of legal process upon nonresidents.

(g)                                 The Court of Chancery and the Superior Court may make all necessary rules respecting the form of process, the manner of issuance and return thereof and such other rules which may be necessary to implement this section and are not inconsistent with this section.  The Court of Chancery shall have jurisdiction over statutory trusts to the same extent as it has jurisdiction over common law trusts formed under the laws of the State of Delaware.

(h)                                 A partnership (whether general or limited), corporation or other non-natural person formed or organized under the laws of any foreign country or other foreign jurisdiction or the laws of any state other than the State of Delaware shall not be deemed to be doing business in the State of Delaware solely [by] reason of its being a trustee of a statutory trust.

§ 3805.   Rights of beneficial owners and trustees in trust property.

(a)                                  Except to the extent otherwise provided in the governing instrument of the statutory trust, a beneficial owner shall have an undivided beneficial interest in the property of the statutory trust and shall share in the profits and losses of the statutory trust in the proportion (expressed as a percentage) of the entire undivided beneficial interest in the statutory trust owned by such beneficial owner.  The governing instrument of a statutory trust may provide that the statutory trust or the trustees, acting for and on behalf of the statutory trust, shall be deemed to hold beneficial ownership of any income earned on securities of the statutory trust issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country.

(b)                                 No creditor of the beneficial owner shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the statutory trust.

(c)                                  A beneficial owner’s beneficial interest in the statutory trust is personal property notwithstanding the nature of the property of the trust.  Except to the extent otherwise provided in the governing instrument of a statutory trust, a beneficial owner has no interest in specific statutory trust property.

(d)                                 A beneficial owner’s beneficial interest in the statutory trust is freely transferable except to the extent otherwise provided in the governing instrument of the statutory trust.

(e)                                  Except to the extent otherwise provided in the governing instrument of a statutory trust, at the time a beneficial owner becomes entitled to receive a distribution, he has the status of, and is entitled to all remedies available to, a creditor of the statutory trust with respect to the distribution.  A governing instrument may provide for the establishment of record dates with respect to allocations and distributions by a statutory trust.

(f)                                    Except to the extent otherwise provided in the governing instrument of the statutory trust, legal title to the property of the statutory trust, or any part thereof, may be held in the name of any trustee of the statutory trust, in its capacity as such, with the same effect as if such property were held in the name of the statutory trust.

(g)                                 No creditor of the trustee shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the statutory trust with respect to any claim against, or obligation of, such trustee in its individual capacity and not related to the statutory trust.

(h)                                 Except to the extent otherwise provided in the governing instrument of the statutory trust, where the statutory trust is a registered investment company under the Investment Company Act of 1940, as amended (15 U.S.C. §§ 809-1 et seq.), any class, group or series of beneficial interests established by the governing instrument with respect to such statutory trust shall be a class, group or series preferred as to distribution of assets or payment of dividends over all other classes, groups or series in respect to assets specifically allocated to the class, group or series as contemplated by Section 18 (or any amendment or successor provision) of the Investment Company Act of 1940, as amended, and any regulations issued thereunder, provided that this section is not intended to affect in any respect the provisions of § 3804(a) of this title.

(i)                                     Unless otherwise provided in the governing instrument of a statutory trust or another agreement, a beneficial owner shall have no preemptive right to subscribe to any additional issue of beneficial interests or another interest in a statutory trust.

§ 3806.   Management of statutory trust.

(a)                                  Except to the extent otherwise provided in the governing instrument of a statutory trust, the business and affairs of a statutory trust shall be managed by or under the direction of its trustees.  To the extent provided in the governing instrument of a statutory trust, any person (including a beneficial owner) shall be entitled to direct the trustees or other persons in the management of the statutory trust.  Except to the extent otherwise provided in the governing instrument of a statutory trust, neither the power to give direction to a trustee or other persons nor the exercise thereof by any person (including a beneficial owner) shall cause such person to be a trustee.  To the extent provided in the governing instrument of a statutory trust, neither the power to give direction to a trustee or other persons nor the exercise thereof by any person (including a beneficial owner) shall cause such person to have duties (including fiduciary duties) or liabilities relating thereto to the statutory trust or to a beneficial owner thereof.

(b)                                 A governing instrument may contain any provision relating to the management of the business and affairs of the statutory trust, and the rights, duties and obligations of the trustees, beneficial owners and other persons, which is not contrary to any provision or requirement of this chapter and, without limitation:

(1)                                  May provide for classes, groups or series of trustees or beneficial owners, or classes, groups or series of beneficial interests, having such relative rights, powers and duties as the governing instrument may provide, and may make provision for the future creation in the manner provided in the governing instrument of additional classes, groups or series of trustees, beneficial owners or beneficial interests, having such relative rights, powers and duties as may from time to time be established, including rights, powers and duties senior or subordinate to existing classes, groups or series of trustees, beneficial owners or beneficial interests;

(2)                                  May establish or provide for the establishment of designated series of trustees, beneficial owners or beneficial interests having separate rights, powers or duties with respect to specified property or obligations of the statutory trust or profits and losses associated with specified property or obligations, and, to the extent provided in the governing instrument, any such series may have a separate business purpose or investment objective;

(3)                                  May provide for the taking of any action, including the amendment of the governing instrument, the accomplishment of a merger, conversion or consolidation, the appointment of one or more trustees, the sale, lease, exchange, transfer, pledge or other disposition of all or any part of the assets of the statutory trust or the assets of any series, or the dissolution of the statutory trust, or may provide for the taking of any action to create under the provisions of the governing instrument a class, group or series of beneficial interests that was not previously outstanding, in any such case without the vote or approval of any particular trustee or beneficial owner, or class, group or series of trustees or beneficial owners;

(4)                                  May grant to (or withhold from) all or certain trustees or beneficial owners, or a specified class, group or series of trustees or beneficial owners, the right to vote, separately or with any or all other classes, groups or series of the trustees or beneficial owners, on any matter, such voting being on a per capita, number, financial interest, class, group, series or any other basis;

(5)                                  May, if and to the extent that voting rights are granted under the governing instrument, set forth provisions relating to notice of the time, place or purpose of any meeting at which any matter is to be voted on, waiver of any such notice, action by consent without a meeting, the establishment of record dates, quorum requirements, voting in person, by proxy or in any other manner, or any other matter with respect to the exercise of any such right to vote;

(6)                                  May provide for the present or future creation of more than one statutory trust, including the creation of a future statutory trust to which all or any part of the assets, liabilities, profits or losses of any existing statutory trust will be transferred, and for the conversion of beneficial interests in an existing statutory trust, or series thereof, into beneficial interests in the separate statutory trust, or series thereof;

(7)                                  May provide for the appointment, election or engagement, either as agents or independent contractors of the statutory trust or as delegates of the trustees, of officers, employees, managers or other persons who may manage the business and affairs of the statutory trust and may have such titles and such relative rights, powers and duties as the governing instrument shall provide.  Except to the extent otherwise provided in the governing instrument of a statutory trust, the trustees shall choose and supervise such officers, managers, employees and other persons;

(8)                                  May provide rights to any person, including a person who is not a party to the governing instrument, to the extent set forth therein; or

(9)                                  May provide for the manner in which it may be amended, including by requiring the approval of a person who is not a party to the governing instrument or the satisfaction of conditions, and to the extent the governing instrument provides for the manner in which it may be amended such governing instrument may be amended only in that manner or as otherwise permitted by law (provided that the approval of any person may be waived by such person and that any such conditions may be waived by all persons for whose benefit such conditions were intended).

(c)                                  To the extent that, at law or in equity, a trustee has duties (including fiduciary duties) and liabilities relating thereto to a statutory trust or to a beneficial owner:

(1)                                  Any such trustee acting under a governing instrument shall not be liable to the statutory trust or to any such beneficial owner for the trustee’s good faith reliance on the provisions of such governing instrument; and

(2)                                  The trustee’s duties and liabilities may be expanded or restricted by provisions in a governing instrument.

(d)                                 To the extent that, at law or in equity, an officer, employee, manager or other person designated pursuant to § 3806(b)(7) has duties (including fiduciary duties) and liabilities relating thereto to a statutory trust, a beneficial owner or a trustee:

(1)                                  Any such officer, employee, manager or other person acting under a governing instrument shall not be liable to the statutory trust, any beneficial owner or any trustee for such person’s good faith reliance on the provisions of such governing instrument; and

(2)                                  The duties and liabilities of an officer, employee, manager or other person acting pursuant to § 3806(b)(7) may be expanded or restricted by provisions in a governing instrument.

(e)                                  Unless otherwise provided in the governing instrument of a statutory trust, on any matter that is to be voted on by the beneficial owners, (i) the beneficial owners may take such action without a meeting, without a prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the beneficial owners having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all interests in the statutory trust entitled to vote thereon were present and voted and (ii) the beneficial owners may vote in person or by proxy, and such proxy may be granted in writing, by means of electronic transmission or as otherwise permitted by applicable law.  Unless otherwise provided in a governing instrument, a consent transmitted by electronic transmission by a beneficial owner or by a person or persons authorized to act for a beneficial owner shall be deemed to be written and signed for purposes of this subsection (e).  For purposes of this subsection (e), the term “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(f)                                    Unless otherwise provided in the governing instrument of a statutory trust, on any matter that is to be voted on by the trustees, (i) the trustees may take such action without a meeting, without a prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the trustees having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all trustees entitled to vote thereon were present and voted and (ii) the trustee may vote in person or by proxy, and such proxy may be granted in writing, by means of electronic transmission or as otherwise permitted by applicable law.  Unless otherwise provided in a governing instrument, a consent transmitted by electronic transmission by a trustee or by a person or persons authorized to act for a trustee shall be deemed to be written and signed for purposes of this subsection (f).  For purposes of this subsection (f), the term “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(g)                                 Except to the extent otherwise provided in the governing instrument of a statutory trust, a beneficial owner, trustee, officer, employee or manager may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact other business with, a statutory trust and, subject to other applicable law, has the same rights and obligations with respect to any such matter as a person who is not a beneficial owner, trustee, officer, employee or manager.

(h)                                 Except to the extent otherwise provided in the governing instrument of a statutory trust, a trustee of a statutory trust has the power and authority to delegate to one or more other persons the trustee’s rights and powers to manage and control the business and affairs of the statutory trust, including to delegate to agents, officers and employees of the trustee or the statutory trust, and to delegate by management agreement or other agreement with, or otherwise to, other persons.  Except to the extent otherwise provided in the governing instrument of a statutory trust, such delegation by a trustee of a statutory trust shall not cause the trustee to cease to be a trustee of the statutory trust or cause the person to whom any such rights and powers have been delegated to be a trustee of the statutory trust.

(i)                                     The governing instrument of a statutory trust may provide that:

(1)                                  A beneficial owner who fails to perform in accordance with, or to comply with the terms and conditions of, the governing instrument shall be subject to specified penalties or specified consequences;

(2)                                  At the time or upon the happening of events specified in the governing instrument, a beneficial owner shall be subject to specified penalties or specified consequences; and

(3)                                  The specified penalties or specified consequences under paragraphs (1) and (2) of this subsection may include and take the form of any penalty or consequence set forth in § 3802(c) of this Chapter.

§ 3807.   Trustee in State.

(a)                                  Every statutory trust shall at all times have at least one trustee which, in the case of a natural person, shall be a person who is a resident of this State or which, in all other cases, has its principal place of business in this State.

(b)                                 Notwithstanding the provisions of § 3807(a), if a statutory trust is, becomes, or will become prior to or within 180 days following the first issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended (15 U.S.C. §§ 80a-l et seq.), such statutory trust shall not be required to have a trustee who is a resident of this State or who has a principal place of business in this State if notice that the statutory trust is or will become an investment company as referenced in this sentence is set forth in the certificate of trust of the statutory trust and if and for so long as such statutory trust shall have and maintain in this State:

(1)                                  A registered office, which may but need not be a place of business in this State; and

(2)                                  A registered agent for service of process on the statutory trust, which agent may be either an individual resident in this State whose business office is identical with such statutory trust’s registered office, or a domestic corporation, or a foreign corporation authorized to transact business in this State, having a business office identical with such registered office.

(c)                                  Any statutory trust maintaining a registered office and registered agent in this State under § 3807(b) may change the location of its registered office in this State to any other place in this State, or may change the registered agent to any other person or corporation (meeting the requirements contained in § 3807(b)), by filing an amendment to its certificate of trust in accordance with the applicable provisions of this chapter.  If a statutory trust which is an investment company registered as aforesaid maintains a registered office and registered agent in this State as herein provided, then the reference in § 3810(a)(1)b. to the “name and the business address [of] at least one of the trustees meeting the requirements of § 3807 of this chapter” shall be deemed a reference to the name and the business address of the registered agent and registered office maintained under this section, and the certificate of trust filed under § 3810 shall reflect such information in lieu of the information otherwise required by § 3810(a)(1)b.

(d)                                 Service of process upon a registered agent maintained by a statutory trust pursuant to § 3807(b) shall be as effective as if served upon 1 of the trustees of the statutory trust pursuant to § 3804 of this chapter.

(e)                                  A trustee or registered agent of a statutory trust whose address, as set forth in a certificate of trust pursuant to § 3810(a)(1)b. of this title, has changed may change such address in the certificates of trust of all statutory trusts for which such trustee or registered agent is appointed to another address in the State of Delaware by paying a fee as set forth in § 3813(a)(5) of this chapter and filing with the Secretary of State a certificate, executed by such trustee or registered agent, setting forth the address of such trustee or registered agent before it was changed, and further certifying as to the new address of such trustee or registered agent for each of the statutory trusts for which it is trustee or registered agent.  Upon the filing of such certificate, the Secretary of State shall furnish to the trustee or registered agent a certified copy of the same under the Secretary’s hand and seal of office, and thereafter, or until further change of address, as authorized by law, the address of such trustee or registered agent in the State of Delaware for each of the statutory trusts for which it is trustee or registered agent shall be located at the new address of the trustee or registered agent thereof as given in the certificate.  A trustee or registered agent of a statutory trust whose name, as set forth in a certificate of trust pursuant to § 3810(a)(1)b. of this title, has changed may change such name in the certificates of trust of all statutory trusts for which such trustee or registered agent is appointed, to its new name by paying a fee as set forth in § 3813(a)(5) of this chapter and filing with the Secretary of State a certificate, executed by such trustee or registered agent, setting forth the name of such trustee or registered agent before it was changed, and further certifying as to the new name of such trustee or registered agent for each of the statutory trusts for which it is a trustee or registered agent.  Upon the filing of such certificate and payment of such fee, the Secretary of State shall furnish to the trustee or registered agent a certified copy of the certificate under the Secretary’s hand and seal of office.  A change of name of any person acting as a trustee or registered agent of a statutory trust as a result of a merger or consolidation of the trustee or registered agent with another person who succeeds to its assets and liabilities by operation of law shall be deemed a change of name for purposes of this section.  Filing a certificate under this section shall be deemed to be an amendment of the certificate of trust of each statutory trust affected thereby and no further action with respect thereto to amend its certificate of trust under § 3810 of this chapter shall be required.  Any trustee or registered agent filing a certificate under this section shall promptly, upon such filing, deliver a copy of any such certificate to each statutory trust affected thereby.

§ 3808.   Existence of statutory trust.

(a)                                  Except to the extent otherwise provided in the governing instrument of the statutory trust, a statutory trust shall have perpetual existence, and a statutory trust may not be terminated or revoked by a beneficial owner or other person except in accordance with the terms of its governing instrument.

(b)                                 Except to the extent otherwise provided in the governing instrument of a statutory trust, the death, incapacity, dissolution, termination or bankruptcy of a beneficial owner shall not result in the termination or dissolution of a statutory trust.

(c)                                  In the event that a statutory trust does not have perpetual existence, a statutory trust is dissolved and its affairs shall be wound up at the time or upon the happening of events specified in the governing instrument.

(d)                                 Upon dissolution of a statutory trust and until the filing of a certificate of cancellation as provided in § 3810 of this Chapter, the persons who under the governing instrument of the statutory trust are responsible for winding up the statutory trust’s affairs may, in the name of, and for and on behalf of, the statutory trust, prosecute and defend suits, whether civil, criminal or administrative, gradually settle and close the statutory trust business, dispose of and convey the statutory trust property, discharge or make reasonable provision for the statutory trust liabilities, and distribute to the beneficial owners any remaining assets of the statutory trust.

(e)                                  A statutory trust which has dissolved shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured claims and obligations, known to the statutory trust and all claims and obligations which are known to the statutory trust but for which the identity of the claimant is unknown.  If there are sufficient assets, such claims and obligations shall be paid in full and any such provision for payment shall be made in full.  If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor.  Unless otherwise provided in the governing instrument of a statutory trust, any remaining assets shall be distributed to the beneficial owners.  Any person, including any trustee, who under the governing instrument of the statutory trust is responsible for winding up a statutory trust’s affairs who has complied with this subsection shall not be personally liable to the claimants of the dissolved statutory trust by reason of such person’s actions in winding up the statutory trust.

(f)                                    Except to the extent otherwise provided in the governing instrument of the statutory trust, a series established in accordance with § 3804(a) may be dissolved and its affairs wound up without causing the dissolution of the statutory trust or any other series thereof.  Unless otherwise provided in the governing instrument of the statutory trust, the dissolution, winding up, liquidation or termination of the statutory trust or any series thereof shall not affect the limitation of liability with respect to a series established in accordance with § 3804(a).  A series established in accordance with § 3804(a) is dissolved and its affairs shall be wound up at the time or upon the happening of events specified in the governing instrument of the statutory trust.  Except to the extent otherwise provided in the governing instrument of a statutory trust, the death, incapacity, dissolution, termination or bankruptcy of a beneficial owner of such series shall not result in the termination or dissolution of such series and such series may not be terminated or revoked by a beneficial owner of such series or other person except in accordance with the terms of the governing instrument of the statutory trust.

(g)                                 Upon dissolution of a series of a statutory trust, the persons who under the governing instrument of the statutory trust are responsible for winding up such series’ affairs may, in the name of the statutory trust and for and on behalf of the statutory trust and such series, take all actions with respect to the series as are permitted under § 3808(d) and shall provide for the claims and obligations of the series and distribute the assets of the series as provided under § 3808(e).  Any person, including any trustee, who under the governing instrument is responsible for winding up such series’ affairs who has complied with § 3808(e) shall not be personally liable to the claimants of the dissolved series by reason of such person’s actions in winding up the series.

§ 3809.   Applicability of trust law.

Except to the extent otherwise provided in the governing instrument of a statutory trust or in this chapter, the laws of this State pertaining to trusts are hereby made applicable to statutory trusts; provided, however, that for purposes of any tax imposed by this State or any instrumentality, agency or political subdivision of this State a statutory trust shall be classified as a corporation, an association, a partnership, a trust or otherwise, as shall be determined under the United States Internal Revenue Code of 1986, as amended, or under any successor provision.

§ 3810.   Certificate of trust; amendment; restatement; cancellation.

(a)(1)                    Every statutory trust shall file a certificate of trust in the office of the Secretary of State.  The certificate of trust shall set forth:

a.                                       The name of the statutory trust;

b.                                      The name and the business address of at least one of the trustees meeting the requirements of § 3807 of this chapter;

c.                                       The future effective date or time (which shall be a date or time certain) of effectiveness of the certificate if it is not to be effective upon the filing of the certificate; and

d.                                      Any other information the trustees determine to include therein.

(2)                                  A statutory trust is formed at the time of the filing of the initial certificate of trust in the Office of the Secretary of State or at any later date or time specified in the certificate of trust if, in either case, there has been substantial compliance with the requirements of this section.

(3)                                  The filing of a certificate of trust in the office of the Secretary of State shall make it unnecessary to file any other documents under Chapter 31 of Title 6.

(b)(1)                   A certificate of trust may be amended by filing a certificate of amendment thereto in the office of the Secretary of State.  The certificate of amendment shall set forth:

a.                                       The name of the statutory trust;

b.                                      The amendment to the certificate; and

c.                                       The future effective date or time (which shall be a date or time certain) of effectiveness of the certificate if it is not to be effective upon the filing of the certificate.

(2)                                  Except to the extent otherwise provided in the certificate of trust or in the governing instrument of a statutory trust, a certificate of trust may be amended at any time for any purpose as the trustees may determine.  A trustee who becomes aware that any statement in a certificate of trust was false when made or that any matter described has changed making the certificate false in any material respect shall promptly file a certificate of amendment.

(c)(1)                    A certificate of trust may be restated by integrating into a single instrument all of the provisions of the certificate of trust which are then in effect and operative as a result of there having been theretofore filed one or more certificates of amendment pursuant to subsection (b) of this section, and the certificate of trust may be amended or further amended by the filing of a restated certificate of trust.  The restated certificate of trust shall be specifically designated as such in its heading and shall set forth:

a.                                       The present name of the statutory trust, and if it has been changed, the name under which the statutory trust was originally formed;

b.                                      The date of filing of the original certificate of trust with the Secretary of State;

c.                                       The information required to be included pursuant to subsection (a) of this section; and

d.                                      Any other information the trustees determine to include therein.

(2)                                  A certificate of trust may be restated at any time for any purpose as the trustees may determine.  A trustee who becomes aware that any statement in a restated certificate of trust was false when made or that any matter described has changed making the restated certificate false in any material respect, shall promptly file a certificate of amendment or a restated certificate of trust.

(d)                                 A certificate of trust shall be cancelled upon the dissolution and the completion of winding up of a statutory trust, or shall be deemed to be cancelled upon the filing of a certificate of merger or consolidation if the statutory trust is not the surviving or resulting entity in a merger or consolidation, or upon the filing of a certificate of transfer, or upon the filing of a certificate of conversion to a non-Delaware other business entity.  A certificate of cancellation shall be filed in the office of the Secretary of State and set forth:

(1)                                  The name of the statutory trust;

(2)                                  The date of filing of its certificate of trust;

(3)                                  The future effective date or time (which shall be a date or time certain) of cancellation if it is not to be effective upon the filing of the certificate; and

(4)                                  Any other information the trustee determines to include therein.

(e)                                  Whenever any certificate authorized to be filed with the Office of the Secretary of State under any provision of this Chapter has been so filed and is an inaccurate record of the action therein referred to, or was defectively or erroneously executed, such certificate may be corrected by filing with the Office of the Secretary of State a certificate of correction of such certificate.  The certificate of correction shall specify the inaccuracy or defect to be corrected, shall set forth the portion of the certificate in corrected form and shall be executed and filed as required by this Chapter.  In lieu of filing a certificate of correction the certificate may be corrected by filing with the Office of the Secretary of State a corrected certificate which shall be executed and filed in accordance with this Chapter.  The corrected certificate shall be specifically designated as such in its heading, shall specify the inaccuracy or defect to be corrected, and shall set forth the entire certificate in corrected form.  The corrected certificate shall be effective as of the date the original certificate was filed, except as to those persons who are substantially and adversely affected by the corrections, and as to those persons the corrected certificate shall be effective from the filing date.

(f)                                    If any certificate filed in accordance with this Chapter provides for a future effective date or time and if the transaction is terminated or amended to change the future effective date or time prior to the future effective date or time, the certificate shall be terminated or amended by the filing, prior to the future effective date or time set forth in such original certificate, of a certificate of termination or amendment of the original certificate, executed and filed in accordance with this Chapter, which shall identify the original certificate which has been terminated or amended and shall state that the original certificate has been terminated or amended.

§ 3811.   Execution of certificate.

(a)                                  Each certificate required by this chapter to be filed in the office of the Secretary of State shall be executed in the following manner:

(1)                                  A certificate of trust must be signed by all of the trustees;

(2)                                  A certificate of amendment, a certificate of correction, a corrected certificate, a certificate of termination or amendment, and a restated certificate of trust must be signed by at least one of the trustees;

(3)                                  A certificate of cancellation must be signed by all of the trustees or as otherwise provided in the governing instrument of the statutory trust; and

(4)                                  If a statutory trust is filing a certificate of merger or consolidation, certificate of conversion, certificate of transfer, certificate of transfer and continuance, certificate of statutory trust domestication or certificate of termination or amendment to any such certificate, the certificate of merger or consolidation, certificate of conversion, certificate of transfer, certificate of transfer and continuance, certificate of statutory trust domestication or certificate of termination or amendment to any such certificate must be signed by all of the trustees or as otherwise provided in the governing instrument of the statutory trust, or if the certificate of merger or consolidation, certificate of conversion, certificate of transfer, certificate of transfer and continuance, certificate of statutory trust domestication or certificate of termination or amendment to any such certificate is being filed by an other business entity, the certificate of merger or consolidation, certificate of conversion, certificate of transfer, certificate of transfer and continuance, certificate of statutory trust domestication or certificate of termination or amendment to any such certificate must be signed by a person authorized to execute the certificate on behalf of the other business entity.

(b)                                 Unless otherwise provided in the governing instrument, any person may sign any certificate or amendment thereof or enter into a governing instrument or amendment thereof by any agent, including any attorney-in-fact.  An authorization, including a power of attorney, to sign any certificate or amendment thereof or to enter into a governing instrument or amendment thereof need not be in writing, need not be sworn to, verified or acknowledged, and need not be filed in the Office of the Secretary of State, but if in writing, must be retained by the statutory trust or a trustee or other person authorized to manage the business and affairs of the statutory trust.

(c)                                  The execution of a certificate by a trustee constitutes an oath or affirmation, under the penalties of perjury in the third degree, that, to the best of the trustee’s knowledge and belief, the facts stated therein are true.

§ 3812.   Filing of certificate.

(a)                                  Any certificate authorized to be filed with the Office of the Secretary of State under any provision of this Chapter (or any judicial decree of amendment or cancellation) shall be delivered to the Office of the Secretary of State for filing.  A person who executes a certificate as an agent or fiduciary need not exhibit evidence of his authority as a prerequisite to filing.  Unless the Secretary of State finds that any certificate does not conform to law, upon receipt of all filing fees required by law the Secretary shall:

(1)                                  Certify that the certificate (or judicial decree of amendment or cancellation) has been filed in his office by endorsing upon the filed certificate (or judicial decree) the word “Filed”,  and the date and hour of the filing.  This endorsement is conclusive of the date and time of its filing in the absence of actual fraud;

(2)                                  File and index the endorsed certificate (or judicial decree);

(3)                                  Prepare and return to the person who filed it or his representative a copy of the filed certificate (or judicial decree), similarly endorsed, and shall certify such copy as a true copy of the filed certificate (or judicial decree); and

(4)                                  Enter such information from the certificate as the Secretary of State deems appropriate into the Delaware Corporation Information System or any system which is a successor thereto in the office of the Secretary of State, and such information shall be permanently maintained as a public record.  A copy of each certificate shall be permanently maintained on optical disk or by other suitable medium.

(b)                                 Upon the filing of a certificate of trust in the Office of the Secretary of State, or upon the future effective date or time of a certificate of trust as provided for therein, the certificate of trust shall be effective.  Upon the filing of a certificate of amendment (or judicial decree of amendment), certificate of correction, corrected certificate, or restated certificate in the office of the Secretary of State, or upon the future effective date or time of a certificate of amendment (or judicial decree of amendment) or restated certificate as provided for therein, the certificate of trust shall be amended or restated as set forth therein.  Upon the filing of a certificate of cancellation (or a judicial decree thereof) or a certificate of merger or consolidation which acts as a certificate of cancellation or a certificate of transfer or a certificate of conversion to a non-Delaware entity in the Office of the Secretary of State, or upon the future effective date or time of a certificate of cancellation (or judicial decree thereof) or a certificate of merger or consolidation which acts as a certificate of cancellation or a certificate of transfer or a certificate of conversion to a non-Delaware entity, as provided for therein, the certificate of trust shall be canceled.  Upon the filing of a certificate of termination or amendment, the original certificate identified in the certificate of termination or amendment shall be terminated or amended, as the case may be.

(c)                                  A fee as set forth in § 3813(a)(2) of this Title shall be paid at the time of the filing of a certificate of trust, a certificate of amendment, a certificate of correction, a corrected certificate, a certificate of termination or amendment, a certificate of cancellation,  a certificate of merger or consolidation, a certificate of conversion, a certificate of transfer, a certificate of transfer and continuance, a certificate of statutory trust domestication or a restated certificate.

(d)                                 A fee as set forth in § 3813(a)(3) of this Title shall be paid for a certified copy of any certificate on file as provided for by this Chapter, and a fee as set forth in § 3813(a)(4) of this Title shall be paid for each page copied.

(e)                                  Any signature on any certificate authorized to be filed with the Secretary of State under any provision of this chapter may be a facsimile, a conformed signature or an electronically transmitted signature.  Any such certificate may be filed by telecopy, fax or similar electronic transmission; provided, however, that the Secretary of State shall have no obligation to accept such filing if such certificate is illegible or otherwise unsuitable for processing.

(f)                                    The fact that a certificate of trust is on file in the Office of the Secretary of State is notice that the entity formed in connection with the filing of the certificate of trust is a statutory trust formed under the laws of the State of Delaware and is notice of all other facts set forth therein which are required to be set forth in a certificate of trust by § 3810(a)(1) and (2) of this Title and is notice of the limitation on liability of a series of a statutory trust which is permitted to be set forth in a certificate of trust by § 3804(a) of this Title.

§ 3813.   Fees.

(a)                                  No documents required to be filed under this chapter shall be effective until the applicable fee required by this section is paid.  The following fees shall be paid to and collected by the Secretary of State for the use of this State:

(1)                                  Upon the receipt for filing of an application for reservation of name, an application for renewal of reservation, or notice of transfer or cancellation of reservation pursuant to § 3814 of this title, a fee in the amount of $75.

(2)                                  Upon the receipt for filing of a certificate of trust, a certificate of amendment, a certificate of cancellation, [or] a certificate of merger or consolidation, a certificate of correction, a corrected certificate, a certificate of conversion, a certificate of transfer, a certificate of transfer and continuance, a certificate of statutory trust domestication, a certificate of termination or amendment or a restated certificate, a fee in the amount of $200.

(3)                                  For certifying copies of any paper on file as provided for by this chapter, a fee in the amount of $30 for each copy certified.

(4)                                  For issuing further copies of instruments on file, whether certified or not, a fee in the amount of $1 per page.

(5)                                  Upon the receipt for filing of a certificate under § 3807(e) of this chapter, a fee in the amount of $50.

(6)                                  For issuing any certificate of the Secretary of State, including but not limited to a certificate of good standing, other than a certification of a copy under paragraph (3) of this subsection, a fee in the amount of $30, except that for issuing any certificate of the Secretary of State that recites all of a statutory trust’s filings with the Secretary of State, a fee of $125 shall be paid for each such certificate.

(b)                                 In addition to those fees charged under subsection (a) of this section, there shall be collected by and paid to the Secretary of State the following:

(1)                                  For all services described in subsection (a) of this section that are requested to completed within 1 hour on the same day as the day of the request, an additional sum of up to $1,000 and for all services described in subsection (a) of this section that are requested to completed within 2 hours on the same day as the day of the request, an additional sum of up to $500; and

(2)                                  For all services described in subsection (a) of this section that are requested to be completed within the same day as the day of the request, an additional sum of up to $200; and

(3)                                  For all services described in subsection (a) of this section that are requested to be completed within a 24-hour period from the time of the request, an additional sum of up to $100.

The Secretary of State shall establish (and may from time to time alter or amend) a schedule of specific fees payable pursuant to this subsection.

(c)                                  Except as provided by this section, all other fees for the Secretary of State shall be as provided for in § 2315 of Title 29.

§ 3814.   Use of names regulated.

(a)                                  The name of each statutory trust as set forth in its certificate of trust must be such as to distinguish it upon the records of the office of the Secretary of State from the name of any corporation, partnership, limited partnership, statutory trust or limited liability company reserved, registered, formed or organized under the laws of the State of Delaware or qualified to do business or registered as a foreign corporation, foreign partnership, foreign limited partnership, foreign statutory trust or foreign limited liability company in the State of Delaware; provided, however, that a statutory trust may register under any name which is not such as to distinguish it upon the records of the office of the Secretary of State from the name of any domestic or foreign corporation, partnership, limited partnership, statutory trust or limited liability company reserved, registered, formed or organized under the laws of the State of Delaware with the written consent of the other corporation, partnership, limited partnership, statutory trust or limited liability company, which written consent shall be filed with the Secretary of State.

(b)                                 The name of each statutory trust as set forth in its Certificate of Trust may contain the name of a beneficial owner, a trustee or any other person.

(c)                                  The name of each statutory trust, as set forth in its Certificate of Trust, may contain the following words:  “Company”, “Association”, “Club”, “Foundation”, “Fund”, “Institute”, “Society”, “Union”, “Syndicate”, “Limited”, or “Trust” (or abbreviations of like import).

(d)                                 The exclusive right to the use of a name may be reserved by:

(1)                                  Any person intending to form a statutory trust and to adopt that name; and

(2)                                  Any statutory trust registered in this State which proposes to change its name.

(e)                                  The reservation of a specified name shall be made by filing with the Secretary of State an application, executed by the applicant, together with a duplicate copy, which may either be a signed or conformed copy, specifying the name to be reserved and the name and address of the applicant.  If the Secretary of State finds that the name is available for use by a statutory trust, he or she shall reserve the name for the exclusive use of the applicant for a period of 120 days.  Once having so reserved a name, the same applicant may again reserve the same name for successive 120-day periods.  The right to the exclusive use of a reserved name may be transferred to any other person by filing in the office of the Secretary of State a notice of the transfer, executed by the applicant for whom the name was reserved, together with a duplicate copy, which may be either a signed or conformed copy, specifying the name to be transferred and the name and address of the transferee.  The reservation of a specified name may be canceled by filing with the Secretary of State a notice of cancellation, executed by the applicant or transferee, together with a duplicate copy, which may be either a signed or conformed copy, specifying the name reservation to be canceled and the name and address of the applicant or transferee.  Any duplicate copy filed with the Secretary of State, as required by this subsection, shall be returned by the Secretary of State to the person who filed it or his or her representative with a notation thereon of the action taken with respect to the original copy thereof by the Secretary of State.

(f)                                    Fees as set forth in § 3813 of this chapter shall be paid at the time of the initial reservation of any name, at the time of the renewal of any such reservation and at the time of the filing of a notice of the transfer or cancellation of any such reservation.

§ 3815.   Merger and consolidation.

(a)                                  Pursuant to an agreement of merger or consolidation, a statutory trust may merge or consolidate with or into 1 or more statutory trusts or other business entities formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction, with such statutory trust or other business entity as the agreement shall provide being the surviving or resulting statutory trust or other business entity.  Unless otherwise provided in the governing instrument of a statutory trust, a merger or consolidation shall be approved by each statutory trust which is to merge or consolidate by all of the trustees and the beneficial owners of such statutory trust.  In connection with a merger or consolidation hereunder, rights or securities of, or interests in, a statutory trust or other business entity which is a constituent party to the merger or consolidation may be exchanged for or converted into cash, property, rights or securities of, or interests in, the surviving or resulting statutory trust or other business entity or, in addition to or in lieu thereof, may be exchanged for or converted into cash, property, rights or securities of, or interests in, a statutory trust or other business entity which is not the surviving or resulting statutory trust or other business entity in the merger or consolidation or may be cancelled.  Notwithstanding prior approval, an agreement of merger or consolidation may be terminated or amended pursuant to a provision for such termination or amendment contained in the agreement of merger or consolidation.

(b)                                 If a statutory trust is merging or consolidating under this section, the statutory trust or other business entity surviving or resulting in or from the merger or consolidation shall file a certificate of merger or consolidation in the office of the Secretary of State.  The certificate of merger or consolidation shall state:

(1)                                  The name and jurisdiction of formation or organization of each of the statutory trusts or other business entities which is to merge or consolidate;

(2)                                  That an agreement of merger or consolidation has been approved and executed by each of the statutory trusts or other business entities which is to merge or consolidate;

(3)                                  The name of the surviving or resulting statutory trust or other business entity;

(4)                                  In the case of a merger in which a statutory trust is the surviving entity, such amendments, if any, to the certificate of trust of the surviving statutory trust to change its name as are desired to be effected by the merger;

(5)                                  The future effective date or time (which shall be a date or time certain) of the merger or consolidation if it is not to be effective upon the filing of the certificate of merger or consolidation;

(6)                                  That the executed agreement of merger or consolidation is on file at the principal place of business of the surviving or resulting statutory trust or other business entity, and shall state the address thereof;

(7)                                  That a copy of the agreement of merger or consolidation will be furnished by the surviving or resulting statutory trust or other business entity, on request and without cost, to any beneficial owner of any statutory trust or any person holding an interest in any other business entity which is to merge or consolidate; and

(8)                                  If the surviving or resulting entity is not a statutory trust or other business entity formed or organized or existing under the laws of the State of Delaware, a statement that such surviving or resulting other business entity agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for the enforcement of any obligation of any statutory trust which is to merge or consolidate, irrevocably appointing the Secretary of State as its agent to accept service of process in any such action, suit or proceeding and specifying the address to which a copy of such process shall be mailed to it by the Secretary of State.  In the event of service hereunder upon the Secretary of State, the plaintiff in any such action, suit or proceeding shall furnish the Secretary of State with the address specified in the certificate of merger or consolidation provided for in this section and any other address which the plaintiff may elect to furnish, together with copies of such process as required by the Secretary of State, and the Secretary of State shall notify such surviving or resulting other business entity thereof at all such addresses furnished by the plaintiff by letter, certified mail, return receipt requested.  Such letter shall enclose a copy of the process and any other papers served upon the Secretary of State.  It shall be the duty of the plaintiff in the event of such service to serve process and any other papers in duplicate, to notify the Secretary of State that service is being made pursuant to this subsection, and to pay the Secretary of State the sum of $50 for use of the State of Delaware, which sum shall be taxed as part of the costs in the proceeding, if the plaintiff shall prevail therein.  The Secretary of State shall maintain an alphabetical record of any such process setting forth the name of the plaintiff and defendant, the title, docket number and nature of the proceedings in which process has been served upon him, the return date thereof, and the day and hour when the service was made.  The Secretary of State shall not be required to retain such information for a period longer than 5 years from his receipt of the service of process.

(c)                                  Any failure to file a certificate of merger or consolidation in connection with a merger or consolidation which was effective prior to (the effective date of this Act) shall not affect the validity or effectiveness of any such merger or consolidation.

(d)                                 Unless a future effective date or time is provided in a certificate of merger or consolidation, in which event a merger or consolidation shall be effective at any such future effective date or time, a merger or consolidation shall be effective upon the filing in the office of the Secretary of State of a certificate of merger or consolidation.

(e)                                  A certificate of merger or consolidation shall act as a certificate of cancellation for a statutory trust which is not the surviving or resulting entity in the merger or consolidation.  A certificate of merger that sets forth any amendment in accordance with subsection (b)(4) of this Section shall be deemed to be an amendment to the certificate of trust of the statutory trust, and the statutory trust shall not be required to take any further action to amend its certificate of trust under § 3810 of this Chapter with respect to such amendments set forth in the certificate of merger. Whenever this Section requires the filing of a certificate of merger or consolidation, such requirement shall be deemed satisfied by the filing of an agreement of merger or consolidation containing the information required by this Section to be set forth in the certificate of merger or consolidation.

(f)                                    Notwithstanding anything to the contrary contained in the governing instrument of a statutory trust, a governing instrument of a statutory trust containing a specific reference to this § 3815(f) may provide that an agreement of merger or consolidation approved in accordance with subsection (a) of this section may (1) effect any amendment to the governing instrument of the statutory trust or (2) effect the adoption of a new governing instrument of the statutory trust if it is the surviving or resulting statutory trust in the merger or consolidation.  Any amendment to the governing instrument of a statutory trust or adoption of a new governing instrument of the statutory trust made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation.  The provisions of this subsection shall not be construed to limit the accomplishment of a merger or consolidation or of any of the matters referred to herein by any other means provided for in the governing instrument of a statutory trust or other agreement or as otherwise permitted by law, including that the governing instrument of any constituent statutory trust to the merger or consolidation (including a statutory trust formed for the purpose of consummating a merger or consolidation) shall be the governing instrument of the surviving or resulting statutory trust.

(g)                                 When any merger or consolidation shall have become effective under this section, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of each of the statutory trusts and other business entities that have merged or consolidated, and all property, real, personal and mixed, and all debts due to any of said statutory trusts and other business entities, as well as all other things and causes of action belonging to each of such statutory trusts and other business entities, shall be vested in the surviving or resulting statutory trust or other business entity, and shall thereafter be the property of the surviving or resulting statutory trust or other business entity as they were of each of the statutory trusts and other business entities that have merged or consolidated, and the title to any real property vested by deed or otherwise, under the laws of the State of Delaware, in any of such statutory trusts and other business entities, shall not revert or be in any way impaired by reason of this chapter; but all rights of creditors and all liens upon any property of any of said statutory trusts and other business entities shall be preserved unimpaired, and all debts, liabilities and duties of each of the said statutory trusts and other business entities that have merged or consolidated shall thenceforth attach to the surviving or resulting statutory trust or other business entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

(h)                                 A governing instrument or an agreement of merger or consolidation may provide that contractual appraisal rights with respect to a beneficial interest or another interest in a statutory trust shall be available for any class or group of beneficial owners or beneficial interests in connection with any amendment of a governing instrument, any merger or consolidation in which the statutory trust is a constituent party to the merger or consolidation, or the sale of all or substantially all of the statutory trust’s assets.  The Court of Chancery shall have jurisdiction to hear and determine any matter relating to any such appraisal rights.

§ 3816.   Derivative actions.

(a)                                  A beneficial owner may bring an action in the Court of Chancery in the right of a statutory trust to recover a judgment in its favor if trustees with authority to do so have refused to bring the action or if an effort to cause those trustees to bring the action is not likely to succeed.

(b)                                 In a derivative action, the plaintiff must be a beneficial owner at the time of bringing the action and:

(1)                                  At the time of the transaction of which he complains; or

(2)                                  His status as a beneficial owner had devolved upon him by operation of law or pursuant to the terms of the governing instrument of the statutory trust from a person who was a beneficial owner at the time of the transaction.

(c)                                  In a derivative action, the complaint shall set forth with particularity the effort, if any, of the plaintiff to secure initiation of the action by the trustees, or the reasons for not making the effort.

(d)                                 If a derivative action is successful, in whole or in part, or if anything is received by a statutory trust as a result of a judgment, compromise or settlement of any such action, the court may award the plaintiff reasonable expenses, including reasonable attorney’s fees.  If anything is so received by the plaintiff, the court shall make such award of plaintiff’s expenses payable out of those proceeds and direct plaintiff to remit to the statutory trust the remainder thereof, and if those proceeds are insufficient to reimburse plaintiff’s reasonable expenses, the court may direct that any such award of plaintiff’s expenses or a portion thereof be paid by the statutory trust.

(e)                                  A beneficial owner’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument of the statutory trust, including, without limitation, the requirement that beneficial owners owning a specified beneficial interest in the statutory trust join in the bringing of the derivative action.

§ 3817.   Indemnification.

(a)                                  Subject to such standards and restrictions, if any, as are set forth in the governing instrument of a statutory trust, a statutory trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever.

(b)                                 The absence of a provision for indemnity in the governing instrument of a statutory trust shall not be construed to deprive any trustee or beneficial owner or other person of any right to indemnity which is otherwise available to such person under the laws of this State.

§ 3818.   Treasury interests.

Except to the extent otherwise provided in the governing instrument of a statutory trust, a statutory trust may acquire, by purchase, redemption, or otherwise, any beneficial interest in the statutory trust held by a beneficial owner of the statutory trust.  Except to the extent otherwise provided in the governing instrument of a statutory trust, any such interest so acquired by a statutory trust shall be deemed canceled.

§ 3819.   Access to and confidentiality of information; records.

(a)                                  Except to the extent otherwise provided in the governing instrument of a statutory trust, each beneficial owner of a statutory trust has the right, subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense) as may be established by the trustees, to obtain from the statutory trust from time to time upon reasonable demand for any purpose reasonably related to the beneficial owner’s interest as a beneficial owner of the statutory trust:

(1)                                  A copy of the governing instrument and certificate of trust and all amendments thereto, together with copies of any written powers of attorney pursuant to which the governing instrument and any certificate and any amendments thereto have been executed;

(2)                                  A current list of the name and last known business, residence or mailing address of each beneficial owner and trustee;

(3)                                  Information regarding the business and financial condition of the statutory trust; and

(4)                                  Other information regarding the affairs of the statutory trust as is just and reasonable.

(b)                                 Except to the extent otherwise provided in the governing instrument of a statutory trust, each trustee shall have the right to examine all the information described in subsection (a) of this section for any purpose reasonably related to his position as a trustee.

(c)                                  Except to the extent otherwise provided in the governing instrument of a statutory trust, the trustees of a statutory trust shall have the right to keep confidential from the beneficial owners, for such period of time as the trustees deem reasonable, any information that the trustees reasonably believe to be in the nature of trade secrets or other information the disclosure of which the trustees in good faith believe is not in the best interest of the statutory trust or could damage the statutory trust or its business or which the statutory trust is required by law or by agreement with a third party to keep confidential.

(d)                                 A statutory trust may maintain its records in other than a written form if such form is capable of conversion into a written form within a reasonable time.

(e)                                  Any demand by a beneficial owner or trustee under this section shall be in writing and shall state the purpose of such demand.

§ 3820.   Conversion of other business entities to a statutory trust.

(a)                                  Any other business entity formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction may convert to a statutory trust by complying with subsection (f) of this section and filing in the Office of the Secretary of State in accordance with § 3812 of this chapter:

(1)                                  A certificate of conversion to statutory trust that has been executed by the trustees in accordance with § 3811 of this chapter; and

(2)                                  A certificate of trust that complies with § 3810 of this chapter and has been executed by the trustees in accordance with § 3811 of this chapter.

(b)                                 The certificate of conversion to statutory trust shall state:

(1)                                  The date on which and jurisdiction where the other business entity was first formed or organized or otherwise came into being and, if it has changed, its jurisdiction immediately prior to its conversion to a statutory trust;

(2)                                  The name of the other business entity immediately prior to the filing of the certificate of conversion to statutory trust;

(3)                                  The name of the statutory trust as set forth in its certificate of trust filed in accordance with subsection (a) of this section; and

(4)                                  The future effective date or time (which shall be a date or time certain) of the conversion to a statutory trust if it is not to be effective upon the filing of the certificate of conversion to statutory trust and the certificate of trust.

(c)                                  Upon the filing in the Office of the Secretary of State of the certificate of conversion to statutory trust and the certificate of trust or upon the future effective date or time of the certificate of conversion to statutory trust and the certificate of trust, the other business entity shall be converted into a statutory trust and the statutory trust shall thereafter be subject to all of the provisions of this chapter, except that notwithstanding § 3810(a)(2) of this chapter, the existence of the statutory trust shall be deemed to have commenced on the date the other business entity commenced its existence in the jurisdiction in which the other business entity was first formed or organized or otherwise came into being.

(d)                                 The conversion of any other business entity into a statutory trust shall not be deemed to affect any obligations or liabilities of the other business entity incurred prior to its conversion to a statutory trust, or the personal liability of any person incurred prior to such conversion.

(e)                                  When any conversion shall have become effective under this section, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the other business entity that has converted, and all property, real, personal and mixed, and all debts due to such other business entity, as well as all other things and causes of action belonging to such other business entity, shall remain vested in the statutory trust to which such other business entity has converted and shall be the property of such statutory trust, and the title to any real property vested by deed or otherwise in such other business entity shall not revert or be in any way impaired by reason of this chapter; but all rights of creditors and all liens upon any property of such other business entity shall be preserved unimpaired, and all debts, liabilities and duties of the other business entity that has converted shall remain attached to the statutory trust to which such other business entity has converted, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it in its capacity as a statutory trust.  The rights, privileges, powers and interests in property of the other business entity, as well as the debts, liabilities and duties of the other business entity, shall not be deemed, as a consequence of the conversion, to have been transferred to the statutory trust to which such other business entity has converted for any purpose of the laws of the State of Delaware.

(f)                                    Unless otherwise agreed, or as required under applicable non-Delaware law, the converting other business entity shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the conversion shall not be deemed to constitute a dissolution of such other business entity and shall constitute a continuation of the existence of the converting other business entity in the form of a statutory trust. When the other business entity has been converted to a statutory trust pursuant to this section, the statutory trust shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the converting other business entity.

(g)                                 Prior to filing a certificate of conversion to statutory trust with the Office of the Secretary of State, the conversion shall be approved in the manner provided for by the document, instrument, agreement or other writing, as the case may be, governing the internal affairs of the other business entity and the conduct of its business or by applicable law, as appropriate, and a governing instrument shall be approved by the same authorization required to approve the conversion.

(h)                                 The provisions of this section shall not be construed to limit the accomplishment of a change in the law governing, or the domicile of, an other business entity to the State of Delaware by any other means provided for in an agreement governing the internal affairs of the other business entity or as otherwise permitted by law, including by the amendment of an agreement governing the internal affairs of the other business entity.

(i)                                     In connection with a conversion hereunder, rights or securities of, or interests in, the other business entity which is to be converted to a statutory trust may be exchanged for or converted into cash, property, rights or securities of, or interests in, such statutory trust or, in addition to or in lieu thereof, may be exchanged for or converted into cash, property, rights or securities of, or interests in, another statutory trust or other business entity or may be cancelled.

§ 3821.   Approval of conversion of a statutory trust.

(a)                                  Upon compliance with this Section, a statutory trust may convert to an other business entity.

(b)                                 If the governing instrument specifies the manner of authorizing a conversion of the statutory trust, the conversion shall be authorized as specified in the governing instrument. If the governing instrument does not specify the manner of authorizing a conversion of the statutory trust and does not prohibit a conversion of the statutory trust, the conversion shall be authorized in the same manner as is specified in the governing instrument for authorizing a merger or consolidation that involves the statutory trust as a constituent party to the merger or consolidation. If the governing instrument does not specify the manner of authorizing a conversion of the statutory trust or a merger or consolidation that involves the statutory trust as a constituent party and does not prohibit a conversion of the statutory trust, the conversion shall be authorized by the approval by all of the beneficial owners and all of the trustees.

(c)                                  Unless otherwise agreed, the conversion of a statutory trust to an other business entity pursuant to this Section shall not require such statutory trust to wind up its affairs under  § 3808 of this Chapter or pay its liabilities and distribute its assets under § 3808 of this Chapter.

(d)                                 In connection with a conversion of a statutory trust to an other business entity pursuant to this Section, rights or securities of, or interests in, the statutory trust which is to be converted may be exchanged for or converted into cash, property, rights or securities of, or interests in, the other business entity into which the statutory trust is being converted or, in addition to or in lieu thereof, may be exchanged for or converted into cash, property, rights or securities of, or interests in, any other business entity or may be cancelled.

(e)                                  If a statutory trust shall convert in accordance with this Section to an other business entity organized, formed or created under the laws of a jurisdiction other than the State of Delaware, a certificate of conversion to a non-Delaware entity executed in accordance with § 3811 of this Chapter, shall be filed in the Office of the Secretary of State in accordance with § 3812 of this Chapter. The certificate of conversion to a non- Delaware entity shall state:

(1)                                  The name of the statutory trust and, if it has been changed, the name under which its certificate of trust was originally filed;

(2)                                  The date of filing of its original certificate of trust with the Secretary of State;

(3)                                  The jurisdiction in which the other business entity, to which the statutory trust shall be converted, is organized, formed or created;

(4)                                  The future effective date or time (which shall be a date or time certain) of the conversion if it is not to be effective upon the filing of the certificate of conversion to a non-Delaware entity;

(5)                                  That the conversion has been approved in accordance with this Section;

(6)                                  The agreement of the statutory trust that it may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the statutory trust arising while it was a statutory trust of the State of Delaware, and that it irrevocably appoints the Secretary of State as its agent to accept service of process in any such action, suit or proceeding;

(7)                                  The address to which a copy of the process referred to in subsection (e)(6) of this Section shall be mailed to it by the Secretary of State. In the event of service under this Section upon the Secretary of State, the procedures set forth in            § 3861(c) of this Chapter shall be applicable, except that the plaintiff in any such action, suit or proceeding shall furnish the Secretary of State with the address specified in this subsection and any other address that the plaintiff may elect to furnish, together with copies of such process as required by the Secretary of State, and the Secretary of State shall notify the statutory trust that has converted out of the State of Delaware at all such addresses furnished by the plaintiff in accordance with the procedures set forth in § 3861(c) of this Chapter.

(f)                                    Upon the filing in the Office of the Secretary of State of the certificate of conversion to a non-Delaware entity or upon the future effective date or time of the certificate of conversion to a non-Delaware entity and payment to the Secretary of State of all fees prescribed in this Chapter, the Secretary of State shall certify that the statutory trust has filed all documents and paid all fees required by this Chapter, and thereupon the statutory trust shall cease to exist as a statutory trust of the State of Delaware. Such certificate of the Secretary of State shall be prima facie evidence of the conversion by such statutory trust out of the State of Delaware.

(g)                                 The conversion of a statutory trust out of the State of Delaware in accordance with this Section and the resulting cessation of its existence as a statutory trust of the State of Delaware pursuant to a certificate of conversion to a non-Delaware entity shall not be deemed to affect any obligations or liabilities of the statutory trust incurred prior to such conversion or the personal liability of any person incurred prior to such conversion, nor shall it be deemed to affect the choice of law applicable to the statutory trust with respect to matters arising prior to such conversion.

(h)                                 When a statutory trust has been converted to an other business entity pursuant to this Section, the other business entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the statutory trust. When any conversion becomes effective under this Section, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the statutory trust that has converted, and all property, real, personal and mixed, and all debts due to such statutory trust, as well as all other things and causes of action belonging to such statutory trust, shall remain vested in the other business entity to which such statutory trust has converted and shall be the property of such other business entity, and the title to any real property vested by deed or otherwise in such statutory trust shall not revert or be in any way impaired by reason of this Chapter; but all rights of creditors and all liens upon any property of such statutory trust shall be preserved unimpaired, and all debts, liabilities and duties of the statutory trust that has converted shall remain attached to the other business entity to which such statutory trust has converted, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as such other business entity. The rights, privileges, powers and interests in property of the statutory trust that has converted, as well as the debts, liabilities and duties of such statutory trust, shall not be deemed, as a consequence of the conversion, to have been transferred to the other business entity to which such statutory trust has converted for any purpose of the laws of the State of Delaware.

§ 3822.   Domestication of non-United States entities.

(a)                                  As used in this Section, ‘non-United States entity’ means a foreign statutory trust (other than one formed under the laws of a state), or a corporation, a limited liability company, a business trust or association, a real estate investment trust, a common-law trust, or any other unincorporated business, including a partnership (whether general (including a limited liability partnership) or limited (including a limited liability limited partnership)), formed, incorporated, created or that otherwise came into being under the laws of any foreign country or other foreign jurisdiction (other than any state).

(b)                                 Any non-United States entity may become domesticated as a statutory trust in the State of Delaware by complying with subsection (g) of this Section and filing in the Office of the Secretary of State in accordance with § 3812 of this Chapter:

(1)                                  A certificate of statutory trust domestication that has been executed in accordance with § 3811 of this Chapter; and;

(2)                                  A certificate of trust that complies with § 3810 of this Chapter and has been executed in accordance with § 3811 of this Chapter.

(c)                                  The certificate of statutory trust domestication shall state:

(1)                                  The date on which and jurisdiction where the non-United States entity was first formed, incorporated, created or otherwise came into being;

(2)                                  The name of the non-United States entity immediately prior to the filing of the certificate of statutory trust domestication;

(3)                                  The name of the statutory trust as set forth in the certificate of trust filed in accordance with subsection (b) of this Section;

(4)                                  The future effective date or time (which shall be a date or time certain) of the domestication as a statutory trust if it is not to be effective upon the filing of the certificate of statutory trust domestication and the certificate of trust; and

(5)                                  The jurisdiction that constituted the seat, siege social, or principal place of business or central administration of the non-United States entity, or any other equivalent thereto under applicable law, immediately prior to the filing of the certificate of statutory trust domestication.

(d)                                 Upon the filing in the Office of the Secretary of State of the certificate of statutory trust domestication and the certificate of trust or upon the future effective date or time of the certificate of statutory trust domestication and the certificate of trust, the non-United States entity shall be domesticated as a statutory trust in the State of Delaware and the statutory trust shall thereafter be subject to all of the provisions of this Chapter, except that notwithstanding § 3810(a)(2) of this Chapter, the existence of the statutory trust shall be deemed to have commenced on the date the non-United States entity commenced its existence in the jurisdiction in which the non-United States entity was first formed, incorporated, created or otherwise came into being.

(e)                                  The domestication of any non-United States entity as a statutory trust in the State of Delaware shall not be deemed to affect any obligations or liabilities of the non-United States entity incurred prior to its domestication as a statutory trust in the State of Delaware, or the personal liability of any person therefor.

(f)                                    The filing of a certificate of statutory trust domestication shall not affect the choice of law applicable to the non-United States entity, except that from the effective date or time of the domestication, the law of the State of Delaware, including the provisions of this Chapter, shall apply to the non-United States entity to the same extent as if the non-United States entity had been formed as a statutory trust on that date.

(g)                                 Prior to filing a certificate of statutory trust domestication with the Office of the Secretary of State, the domestication shall be approved in the manner provided for by the document, instrument, agreement or other writing, as the case may be, governing the internal affairs of the non-United States entity and the conduct of its business or by applicable non-Delaware law, as appropriate, and a governing instrument shall be approved by the same authorization required to approve the domestication.

(h)                                 When any domestication shall have become effective under this Section, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the non-United States entity that has been domesticated, and all property, real, personal and mixed, and all debts due to such non-United States entity, as well as all other things and causes of action belonging to such non-United States entity, shall remain vested in the domestic statutory trust to which such non-United States entity has been domesticated and shall be the property of such domestic statutory trust, and the title to any real property vested by deed or otherwise in such non-United States entity shall not revert or be in any way impaired by reason of this Chapter; but all rights of creditors and all liens upon any property of such non-United States entity shall be preserved unimpaired, and all debts, liabilities and duties of the non-United States entity that has been domesticated shall remain attached to the domestic statutory trust to which such non-United States entity has been domesticated, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a domestic statutory trust. The rights, privileges, powers and interests in property of the non-United States entity, as well as the debts, liabilities and duties of the non-United States entity, shall not be deemed, as a consequence of the domestication, to have been transferred to the domestic statutory trust to which such non-United States entity has domesticated for any purpose of the laws of the State of Delaware.

(i)                                     When a non-United States entity has become domesticated as a statutory trust pursuant to this Section, the statutory trust shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the domesticating non-United States entity. Unless otherwise agreed, or as required under applicable non-Delaware law, the domesticating non-United States entity shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the domestication shall not be deemed to constitute a dissolution of such non-United States entity and shall constitute a continuation of the existence of the domesticating non-United States entity in the form of a domestic statutory trust. If, following domestication, a non-United States entity that has become domesticated as a statutory trust continues its existence in the foreign country or other foreign jurisdiction in which it was existing immediately prior to domestication, the statutory trust and such non-United States entity shall, for all purposes of the laws of the State of Delaware, constitute a single entity formed, incorporated, created or otherwise having come into being, as applicable, and existing under the laws of the State of Delaware and the laws of such foreign country or other foreign jurisdiction.

(j)                                     In connection with a domestication hereunder, rights or securities of, or interests in, the non-United States entity that is to be domesticated as a domestic statutory trust may be exchanged for or converted into cash, property, rights or securities of, or interests in, such domestic statutory trust or, in addition to or in lieu thereof, may be exchanged for or converted into cash, property, rights or securities of, or interests in, an other domestic statutory trust or other entity or may be cancelled.

§ 3823.   Transfer or continuance of domestic statutory trusts.

(a)                                  Upon compliance with the provisions of this Section, any statutory trust may transfer to or domesticate in any jurisdiction, other than any state, and, in connection therewith, may elect to continue its existence as a statutory trust in the State of Delaware.

(b)                                 Unless otherwise provided in a governing instrument a transfer or domestication or continuance described in subsection (a) of this Section shall be approved in writing by all of the beneficial owners and all of the trustees. If all of the beneficial owners and all of the trustees of the statutory trust or such other vote as may be stated in a governing instrument shall approve the transfer or domestication described in subsection (a) of this Section, a certificate of transfer if the statutory trust’s existence as a statutory trust of the State of Delaware is to cease, or a certificate of transfer and continuance if the statutory trust’s existence as a statutory trust in the State of Delaware is to continue, executed in accordance with § 3811 of this Chapter, shall be filed in the Office of the Secretary of State in accordance with § 3812 of this Chapter. The certificate of transfer or the certificate of transfer and continuance shall state:

(1)                                  The name of the statutory trust and, if it has been changed, the name under which its certificate of trust was originally filed;

(2)                                  The date of the filing of its original certificate of trust with the Secretary of State;

(3)                                  The jurisdiction to which the statutory trust shall be transferred or in which it shall be domesticated;

(4)                                  The future effective date or time (which shall be a date or time certain) of the transfer or domestication to the jurisdiction specified in subsection (b)(3) of this Section if it is not to be effective upon the filing of the certificate of transfer or the certificate of transfer and continuance;

(5)                                  That the transfer or domestication or continuance of the statutory trust has been approved in accordance with the provisions of this Section;

(6)                                  In the case of a certificate of transfer:

(i)                                     that the existence of the statutory trust as a statutory trust of the State of Delaware shall cease when the certificate of transfer becomes effective; and

(ii)                                  the agreement of the statutory trust that it may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the statutory trust arising while it was a statutory trust of the State of Delaware, and that it irrevocably appoints the Secretary of State as its agent to accept service of process in any such action, suit or proceeding;

(7)                                  The address to which a copy of the process referred to in subsection (b)(6) of this Section shall be mailed to it by the Secretary of State. In the event of service under this Section upon the Secretary of State, the procedures set forth in § 3861(c) of this Chapter shall be applicable, except that the plaintiff in any such action, suit or proceeding shall furnish the

Secretary of State with the address specified in this subsection and any other address that the plaintiff may elect to furnish, together with copies of such process as required by the Secretary of State, and the Secretary of State shall notify the statutory trust that has transferred or domesticated out of the State of Delaware at all such addresses furnished by the plaintiff in accordance with the procedures set forth in § 3861(c) of this Chapter; and

(8)                                  In the case of a certificate of transfer and continuance, that the statutory trust will continue to exist as a statutory trust of the State of Delaware after the certificate of transfer and continuance becomes effective.

(c)                                  Upon the filing in the Office of the Secretary of State of the certificate of transfer or upon the future effective date or time of the certificate of transfer and payment to the Secretary of State of all fees prescribed in this Chapter, the Secretary of State shall certify that the statutory trust has filed all documents and paid all fees required by this Chapter, and thereupon the statutory trust shall cease to exist as a statutory trust of the State of Delaware. Such certificate of the Secretary of State shall be prima facie evidence of the transfer or domestication by such statutory trust out of the State of Delaware.

(d)                                 The transfer or domestication of a statutory trust out of the State of Delaware in accordance with this Section and the resulting cessation of its existence as a statutory trust of the State of Delaware pursuant to a certificate of transfer shall not be deemed to affect any obligations or liabilities of the statutory trust incurred prior to such transfer or domestication or the personal liability of any person incurred prior to such transfer or domestication, nor shall it be deemed to affect the choice of law applicable to the statutory trust with respect to matters arising prior to such transfer or domestication. Unless otherwise agreed, the transfer or domestication of a statutory trust out of the State of Delaware in accordance with this Section shall not require such statutory trust to wind up its affairs or pay its liabilities and distribute its assets under § 3808 of this Chapter.

(e)                                  If a statutory trust files a certificate of transfer and continuance, after the time the certificate of transfer and continuance becomes effective, the statutory trust shall continue to exist as a statutory trust of the State of Delaware, and the laws of the State of Delaware, including the provisions of this Chapter, shall apply to the statutory trust, to the same extent as prior to such time. So long as a statutory trust continues to exist as a statutory trust of the State of Delaware following the filing of a certificate of transfer and continuance, the continuing statutory trust and the other business entity formed, incorporated, created or that otherwise came into being as a consequence of the transfer of the statutory trust to, or its domestication in, a foreign country or other foreign jurisdiction shall, for all purposes of the laws of the State of Delaware, constitute a single entity formed, incorporated, created or otherwise having come into being, as applicable, and existing under the laws of the State of Delaware and the laws of such foreign country or other foreign jurisdiction.

(f)                                    In connection with a transfer or domestication of a statutory trust to or in an other jurisdiction pursuant to subsection (a) of this Section, rights or securities of, or interests in, such statutory trust may be exchanged for or converted into cash, property, rights or securities of, or interests in, the other business entity in which the statutory trust will exist in such other jurisdiction as a consequence of the transfer or domestication or, in addition to or in lieu thereof, may be exchanged for or converted into cash, property, rights or securities of, or interests in, any other business entity or may be cancelled.

(g)                                 When a statutory trust has transferred or domesticated out of the State of Delaware pursuant to this Section, the transferred or domesticated other business entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the statutory trust. When any transfer or domestication of a statutory trust out of the State of Delaware shall have become effective under this Section, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the statutory trust that has transferred or domesticated, and all property, real, personal and mixed, and all debts due to such statutory trust, as well as all other things and causes of action belonging to such statutory trust, shall remain vested in the transferred or domesticated other business entity and shall be the property of such transferred or domesticated other business entity, and the title to any real property vested by deed or otherwise in such statutory trust shall not revert or be in any way impaired by reason of this Chapter; but all rights of creditors and all liens upon any property of such statutory trust shall be preserved unimpaired, and all debts, liabilities and duties of the statutory trust that has transferred or domesticated shall remain attached to the transferred or domesticated other business entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the transferred or domesticated other business entity. The rights, privileges, powers and interests in property of the statutory trust that has transferred or domesticated, as well as the debts, liabilities and duties of such statutory trust, shall not be deemed, as a consequence of the transfer or domestication out of the State of Delaware, to have been transferred to the transferred or domesticated other business entity for any purpose of the laws of the State of Delaware.

§ 3824.   Reserved power of State to amend or repeal chapter.

All provisions of this chapter may be altered from time to time or repealed and all rights of statutory trusts, trustees, beneficial owners and other persons are subject to this reservation.  Unless expressly stated to the contrary in this chapter, all amendments of this chapter shall apply to statutory trusts, trustees, beneficial owners and other persons whether or not existing as such at the time of the enactment of any such amendment.

§ 3825.   Construction and application of chapter and governing instrument.

(a)                                  The rule that statutes in derogation of the common law are to be strictly construed shall have no application to this chapter.

(b)                                 It is the policy of this chapter to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments.

§ 3826.   Short title.

This chapter may be cited as the “Delaware Statutory Trust Act.”

Subchapter II.  Foreign Statutory Trusts

§ 3851.   Law governing.

(a)                                  Subject to the Constitution of the State of Delaware:

(1)                                  The laws of the state, territory, possession, or other jurisdiction or country under which a foreign statutory trust is organized govern its organization and internal affairs and the liability of its beneficial owners and trustees; and

(2)                                  A foreign statutory trust may not be denied registration by reason of any difference between those laws and the laws of the State of Delaware.

§ 3852.   Registration required; application.

(a)                                  Before doing business in the State of Delaware, a foreign statutory trust shall register with the Secretary of State.  In order to register, a foreign statutory trust shall submit to the Secretary of State:

(1)                                  A copy executed by a trustee or other authorized person of an application for registration as a foreign statutory trust, setting forth:

a.                                       The name of the foreign statutory trust and, if different, the name under which it proposes to register and do business in the State of Delaware;

b.                                      The state, territory, possession or other jurisdiction or country where formed, the date of its formation and a statement from a trustee or other authorized person that, as of the date of filing, the foreign statutory trust validly exists as a statutory trust under the laws of the jurisdiction of its formation.

c.                                       The nature of the business or purposes to be conducted or promoted in the State of Delaware;

d.                                      The address of the registered office and the name and address of the registered agent for service of process required to be maintained by § 3854(b) of this chapter;

e.                                       A statement that the Secretary of State is appointed the agent of the trust for service of process under the circumstances set forth in § 3860(b) of this chapter; and

f.                                         The date on which the foreign statutory trust first did, or intends to do, business in the State of Delaware.

(2)                                  A fee as set forth in § 3862 of this chapter shall be paid.

(b)                                 A person shall not be deemed to be doing business in the State of Delaware solely by reason of being a trustee or a beneficial owner of a foreign statutory trust.

§ 3853.   Issuance of registration.

(a)                                  If the Secretary of State finds that an application for registration conforms to law and all requisite fees have been paid, he shall:

(1)                                  Certify that the application has been filed in his office by endorsing upon the original application the word “Filed,” and the date and hour of the filing.  This endorsement is conclusive of the date and time of its filing in the absence of actual fraud;

(2)                                  File and index the endorsed application.

(b)                                 The Secretary of State shall prepare and return to the person who filed the application or his representative a copy of the original signed application, similarly endorsed, and shall certify such copy as a true copy of the original signed application.

(c)                                  The filing of the application with the Secretary of State shall make it unnecessary to file any other documents under Chapter 31 of this title.

§ 3854.   Name; registered office; registered agent.

(a)                                  A foreign statutory trust may register with the Secretary of State under any name (whether or not it is the name under which it is registered in the jurisdiction of its formation) that could be registered by a domestic statutory trust; provided, however, that a foreign statutory trust may register under any name which is not such as to distinguish it upon the records in the Office of the Secretary of State from the name on such records of any domestic or foreign corporation, partnership, statutory trust, limited liability company or limited partnership reserved, registered, formed or organized under the laws of the State of Delaware with the written consent of the other corporation, partnership, statutory trust, limited liability company or limited partnership, which written consent shall be filed with the Secretary of State.

(b)                                 Each foreign statutory trust shall have and maintain in the State of Delaware:

(1)                                  A registered office which may but need not be a place of its business in the State of Delaware; and

(2)                                  A registered agent for service of process on the foreign statutory trust, which agent may be either an individual resident of the State of Delaware whose business office is identical with the foreign statutory trust’s registered office, or a domestic corporation, or a domestic limited partnership, or a statutory trust, or a domestic limited liability company, or a foreign corporation, or a foreign limited partnership, or a foreign statutory trust, or a foreign limited liability company authorized to do business in the State of Delaware having a business office identical with such registered office, which is generally open during normal business hours to accept service of process and otherwise perform the functions of a registered agent.

(c)                                  A registered agent may change the address of the registered office of the foreign statutory trust(s) for which he is registered agent to another address in the State of Delaware by paying a fee as set forth in § 3862 of this chapter and filing with the Secretary of State a certificate, executed by such registered agent, setting forth the address at which such registered agent has maintained the registered office for each of the foreign statutory trusts for which it is a registered agent, and further certifying to the new address to which each such registered office will be changed on a given day, and at which new address such registered agent will thereafter maintain the registered office for each of the foreign statutory trusts for which it is registered agent.  Upon the filing of such certificate, the Secretary of State shall furnish to the registered agent a certified copy of the same under the Secretary’s hand and seal of office, and thereafter, or until further change of address, as authorized by law the registered offices in the State of Delaware of each of the foreign statutory trusts for which the agent is registered agent shall be located at the new address of the registered agent thereof as given in the certificate.  In the event of a change of name of any person acting as a registered agent of a foreign statutory trust, such registered agent shall file with the Secretary of State a certificate, executed by such registered agent, setting forth the new name of such registered agent, the name of such registered agent before it was changed and the address at which such registered agent has maintained the registered office for each of the foreign statutory trusts for which it is registered agent, and shall pay a fee as set forth in § 3862 of this chapter.  Upon the filing of such certificate, the Secretary of State shall furnish to the registered agent a certified copy of the same under the Secretary’s hand and seal of office.  A change of name of any person acting as a registered agent of a foreign statutory trust as a result of the merger or consolidation of the registered agent, with or into another person which succeeds to its assets and liabilities by operation of law, shall be deemed a change of name for purposes of this section.  Filing a certificate under this section shall be deemed to be an amendment of the application of each foreign statutory trust affected thereby and each foreign statutory trust shall not be required to take any further action with respect thereto, to amend its application under § 3855 of this chapter.  Any registered agent filing a certificate under this section shall promptly, upon such filing, deliver a copy of any such certificate to each foreign statutory trust affected thereby.

(d)                                 The registered agent of one or more foreign statutory trusts may resign and appoint a successor registered agent by paying a fee as set forth in § 3862 of this chapter and filing a certificate with the Secretary of State, stating that it resigns and the name and address of the successor registered agent.  There shall be attached to such certificate a statement of each affected foreign statutory trust ratifying and approving such change of registered agent.   Upon such filing, the successor registered agent shall become the registered agent of such foreign statutory trust as has ratified and approved such substitution and the successor registered agent’s address, as stated in such certificate, shall become the address of each such foreign statutory trust’s registered office in the State of Delaware.  The Secretary of State shall then issue a certificate that the successor registered agent has become the registered agent of the foreign statutory trusts so ratifying and approving such change and setting out the names of such foreign statutory trusts.  Filing of such certificate of resignation shall be deemed to be an amendment of the application of each foreign statutory trust affected thereby and each such foreign statutory trust shall not be required to take any further action with respect thereto, to amend its application under § 3855 of this chapter.

(e)                                  The registered agent of one or more foreign statutory trusts may resign without appointing a successor registered agent by paying a fee as set forth in § 3862 of this chapter and filing a certificate of resignation with the Secretary of State, but such resignation shall not become effective until 30 days after the certificate is filed.  The certificate shall contain a statement that written notice of resignation was given to each affected foreign statutory trust at least 30 days prior to the filing of the certificate by mailing or delivering such notice to the foreign statutory trust at its address last known to the registered agent and shall set forth the date of such notice.  After receipt of the notice of the resignation of its registered agent, the foreign statutory trust for which such registered agent was acting shall obtain and designate a new registered agent, to take the place of the registered agent so resigning.  If such foreign statutory trust fails to obtain and designate a new registered agent as aforesaid prior to the expiration of the period of 30 days after the filing by the registered agent of the certificate of resignation, such foreign statutory trust shall not be permitted to do business in the State of Delaware and its registration shall be deemed to be canceled.  After the resignation of the registered agent shall have become effective as provided in this section and if no new registered agent shall have been obtained and designated in the time and manner aforesaid, service of legal process against the foreign statutory trust for which the resigned registered agent had been acting shall thereafter be upon the Secretary of State in accordance with § 3861 of this chapter.

§ 3855.   Amendments to application.

If any statement in the application for registration of a foreign statutory trust was false when made or any arrangements or other facts described have changed, making the application false in any respect, the foreign statutory trust shall promptly file in the Office of the Secretary of State a certificate, executed by a trustee or other authorized person, correcting such statement, together with a fee as set forth in § 3862 of this chapter.

§ 3856.   Cancellation of registration.

A foreign statutory trust may cancel its registration by filing with the Secretary of State a certificate of cancellation, executed by a trustee or other authorized person, together with a fee as set forth in § 3862  of this chapter.   A cancellation does not terminate the authority of the Secretary of State to accept service of process on the foreign statutory trust with respect to causes of action arising out of the doing of business in the State of Delaware.

§ 3857.   Doing business without registration.

(a)                                  A foreign statutory trust doing business in the State of Delaware may not maintain any action, suit or proceeding in the State of Delaware until it has registered in the State of Delaware, and has paid to the State of Delaware all fees and penalties for the years or parts thereof, during which it did business in the State of Delaware without having registered.

(b)                                 The failure of a foreign statutory trust to register in the State of Delaware does not impair:

(1)                                  The validity of any contract or act of the foreign statutory trust;

(2)                                  The right of any other party to the contract to maintain any action, suit or proceeding on the contract; or

(3)                                  Prevent the foreign statutory trust from defending any action, suit or proceeding in any court of the State of Delaware.

(c)                                  A beneficial owner or a trustee of a foreign statutory trust is not liable for the obligations of the foreign statutory trust solely by reason of the statutory trust’s having done business in the State of Delaware without registration.

(d)                                 Any foreign statutory trust doing business in the State of Delaware without first having registered shall be fined and shall pay to the Secretary of State $200.00 for each year or part thereof during which the foreign statutory trust failed to register in the State of Delaware.

§ 3858.   Foreign statutory trusts doing business without having qualified; injunctions.

The Court of Chancery shall have jurisdiction to enjoin any foreign statutory trust or any agent thereof, from doing any business in the State of Delaware if such foreign statutory trust has failed to register under this subchapter or if such foreign has secured a certificate of the Secretary of State under § 3853 of this chapter on the basis of false or misleading representations.  The Attorney General shall, upon his own motion or upon the relation of proper parties, proceed for this purpose by complaint in any county in which such foreign statutory trust is doing or has done business.

§ 3859.   Execution; liability.

Section 3811(c) of this chapter shall be applicable to foreign statutory trusts as if they were domestic statutory trusts.

§ 3860.   Service of process on registered foreign statutory trusts.

(a)                                  Service of legal process upon any foreign statutory trust shall be made by delivering a copy personally to any trustee of the foreign statutory trust in the State of Delaware or the registered agent of the foreign statutory trust in the State of Delaware, or by leaving it at the dwelling house or usual place of abode in the State of Delaware of any such trustee or registered agent (if the registered agent be an individual), or at the registered office or other place of business of the foreign statutory trust in the State of Delaware.  If the registered agent be a corporation, service of process upon it as such may be made by serving, in the State of Delaware, a copy thereof on the president, vice-president, secretary, assistant secretary or any director of the corporate registered agent.  Service by copy left at the dwelling house or usual place of abode of any trustee or registered agent, or at the registered office or other place of business of the foreign statutory trust in the State of Delaware, to be effective must be delivered thereat at least six days before the return date of the process, and in the presence of an adult person, and the officer serving the process shall distinctly state the manner of service in his return thereto.  Process returnable forthwith must be delivered personally to the trustee or registered agent.

(b)                                 In case the officer whose duty it is to serve legal process cannot by due diligence serve the process in any manner provided for by subsection (a) of this section, it shall be lawful to serve the process against the foreign statutory trust upon the Secretary of State, and such service shall be as effectual for all intents and purposes as if made in any of the ways provided for in subsection (a) hereof.  In the event service is effected through the Secretary of State in accordance with this subsection, the Secretary or State shall forthwith notify the foreign statutory trust by letter, certified mail, return receipt requested, directed to the foreign statutory trust at its last registered office.  Such letter shall enclose a copy of the process and any other papers served on the Secretary of State pursuant to this subsection.  It shall be the duty of the plaintiff in the event of such service to serve process and any other papers in duplicate, to notify the Secretary of State that service is being effected pursuant to this subsection, and to pay to the Secretary of State the sum of $50.00 for the use of the State of Delaware, which sum shall be taxed as a part of the costs in the proceeding if the plaintiff shall prevail therein.  The Secretary of State shall maintain an alphabetical record of any such service setting forth the name of the plaintiff and defendant, the title, docket number and nature of the proceeding in which process has been served upon him, the fact that service has been effected pursuant to this subsection, the return date thereof and the day and hour when the service was made.  The Secretary of State shall not be required to retain such information for a period longer than five years from his receipt of the service of process.

§ 3861.   Service of process on unregistered foreign statutory trusts.

(a)                                  Any foreign statutory trust which shall do business in the State of Delaware without having registered under § 3852 of this chapter shall be deemed to have thereby appointed and constituted the Secretary of State of the State of Delaware its agent for the acceptance of legal process in any civil action, suit or proceeding against it in any state or federal court in the State of Delaware arising or growing out of any business done by it within the State of Delaware.  The doing of business in the State of Delaware by such foreign statutory trust shall be a signification of the agreement of such foreign statutory trust that any such process when so served shall be of the same legal force and validity as if served upon an authorized manager or an agent personally within the State of Delaware.

(b)                                 Whenever the words “doing business”, “the doing of business” or “business done in this State”, by any such foreign statutory trust are used in this section, they shall mean the course or practice of carrying on any business activities in the State of Delaware, including, without limiting the generality of the foregoing, the solicitation of business or orders in the State of Delaware; provided, however such words shall be deemed to have the same meaning as similar words of like import in § 371 of Title 8 of the Delaware Code, but the requirement of such foreign statutory trust to register under § 3852 of this chapter shall be subject to the same exceptions as are set forth in § 373 of Title 8 of the Delaware Code.

(c)                                  In the event of service upon the Secretary of State in accordance with subsection (a) of this section, the Secretary of State shall forthwith notify the foreign statutory trust thereof by letter, certified mail, return receipt requested, directed to the foreign statutory trust at the address furnished to the Secretary of State by the plaintiff in such action, suit or proceeding.  Such letter shall enclose a copy of the process and any other papers served upon the Secretary of State.  It shall be the duty of the plaintiff in the event of such service to serve process and any other papers in duplicate, to notify the Secretary of State that service is being made pursuant to this subsection, and to pay to the Secretary of State the sum of $50.00 for the use of the State of Delaware, which sum shall be taxed as part of the costs in the proceeding, if the plaintiff shall prevail therein.  The Secretary of State shall maintain an alphabetical record of any such process setting forth the name of the plaintiff and defendant, the title, docket number and nature of the proceeding in which process has been served upon him, the return date thereof, and the day and hour when the service was made.  The Secretary of State shall not be required to retain such information for a period longer than 5 years from his receipt of the service of process.

§ 3862.   Fees.

(a)                                  No document required to be filed under this subchapter shall be effective until the applicable fee required by this section is paid.  The following fees shall be paid to and collected by the Secretary of State for the use of the State of Delaware:

(1)                                  Upon receipt for filing of an application for registration as a foreign statutory trust under § 3852 of this title, a certificate under § 3855 of this title or a certificate of cancellation under § 3856 of this title, a fee in the amount of $200.00 together with such fees for services as may be authorized pursuant to § 3813(b) of this title.

(2)                                  Upon the receipt for filing of a certificate under § 3854(c) of this title, a fee in the amount of $50.00, upon the receipt for filing of a certificate under § 3854(d) of this title, a fee in the amount of $50.00 and a further fee of $2.00 for each foreign statutory trust affected by such certificate, and upon the receipt for filing of a certificate under § 3854(e) of this title, a fee in the amount of $2.50.